UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2005

SPEEDWAY MOTORSPORTS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-13582	51-0363307
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5555 Concord Parkway South, Concord, North Carolina	28027
(Address of Principal Executive Offices)	(Zip Code)

(704) 455-3239

Registrant’s telephone number, including area code:

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to Current Report on Form 8-K/A is being filed by Speedway Motorsports, Inc. (the “Company”) to amend the Current Report on Form 8-K filed with the Securities and Exchange Commission on November 2, 2005. This Amendment is being filed to disclose the issuance of the Company’s press release regarding third quarter earnings under Item 2.02 and to amend and restate such disclosure as it appears below.

Item 2.02. Results of Operations and Financial Condition.

On November 2, 2005, the Company issued a press release announcing its financial results for the third quarter of fiscal 2005. A copy of the press release is furnished as Exhibit 99.1 hereto.

The Company hosted a conference call to discuss these financial results at 11:00 a.m., Eastern Time, on November 2, 2005. By press release dated October 11, 2005, the public was invited to listen to the conference call by telephone at (800) 818-5264 (United States or Canada) or (913) 981-4910 (International), access number 5651304, or by live webcast accessed through the Company’s website at www.gospeedway.com. A replay of the call will be available until midnight, Eastern Time, on November 6, 2005 via telephone at (888) 203-1112 (United States or Canada) or (719) 457-0820 (International), access number 5651304. The call also will be archived for a limited time on the Company’s website.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release of Speedway Motorsports, Inc. dated November 2, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPEEDWAY MOTORSPORTS, INC.

Date: November 2, 2005	By:	/s/ William R. Brooks
William R. Brooks
Executive Vice President and
Chief Financial Officer

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